Exhibit 10.13

Technology Development Service Contract

Contract No.: HRHT061202

Consignor (Party A): Hongri (Fujian) Sporting Goods Co., Ltd.

Service Provider (Party B): Roller Rome Limited, a limited liability company which was incorporated under the laws of British Virgin Islands, with legal address at Sea Meadow House, Blackburne Highway, Road Town, Tortola, British Virgin Islands.

Upon the friendly negotiation between Party A and Party B, both parties hereto covenant and agree as follows:

I. The Requirement on the Technology Development Service

During the term of the technology development service as agreed in the Article II of the Contract, Party B shall provide design and development management of the Kabiniao clothing to Party A, including market research, products development, design schedule management, process technology supporting, employee training and other related works.

II. The Term of Technology Development Service

The term that Party B provide relevant technology development services to Party A under the Contract is from January 1, 2006 to December 31, 2010, if there is need to extend the term, both parties shall sign a separated agreement to extend the term.

III. The Technology Development Service Charges

Upon the effectiveness of the Contract, Party A shall pay technology development service changes to Party B, the service charge shall include products development and design fees, the sample clothing design fees, employee training fees, and other reasonable fees that arising from providing technology development service from Party B to Party A as agreed in Article I (above mentioned fees are called “Technology Development Service Charges”). The Technology Development Service Charges shall not less than 90% of the Party A’s annual profits, however, the Technology Development Service Charges shall not excess the 99% of the Party A’s annual profits.

IV.	Obligations of Both Parties

	1.	The Main Obligations of Party A

(1)

. Party A shall pay the Technology Development Service Charges to Party B according to Article III of the Contract, and Party A shall accrue the Technology Development Service Charges at the fixed percentage. (See Appendixes);

(2)

. Party A shall provide Party B with the relevant technology background materials and original data on or before the last day of each February (calendar month) upon the effectiveness of the Contract, and Party A shall finalize the accrued percentage of Technology Development Service Charges on or before each 31st in December (calendar day).

2.	The Main Obligations of Party B

(1)

. Party B shall provide Party A with drawings and designed sample of current year autumn and winter products of Kabiniao clothing which are in accordance with Party A’s requirements before each 30th in April, and provide drawings and designed sample of current year spring and summer products of Kabiniao clothing which are in accordance with Party A’s requirements before 31st in October;

	(2)	. Provide training to consignor’s staffs;

	(3)	. Provide market predication, feasibility technology verification advises;

	(4)	. Assist in making the rules of operation and process.

3.	The Breach liabilities of Party A

(1)

. If Party A delays in paying the Technology Development Service Charges, which renders the suspension, postponement of the research and development, Party B shall not be liable for any damages or losses therefrom. Party A shall pay the 0.05% of the contract price as the penalty, if Party A fails to pay Technology Development Service Charges or compensation for certain days, Party B shall have the right to dismiss the contract, and Party A shall return technology materials or relevant technology result, and make the payment which is payable, and pay the 0.05% of the contract price as the penalty.

(2)

. If Party A fails to provide the technology materials, original data and other cooperative matters according to the Contract, or the technology materials, original data and other cooperative matters provided have material defects, which render the suspension, postponement or failure of the research and development, Party A shall be liable for the damages or losses therefrom, however, if Party B finds the obvious mistake of the materials and data provided by Party A, and fails to notify Party A to examine, revise and make supplementary information, Party B shall be liable for corresponding liability. If Party A fails to provide technology materials, original data and other cooperative matters for 2 months, Party B shall have right to dismiss the Contract, and Party A shall pay 0.5% of the project total investment amount as the penalty.

(3)

. If Party A delays in accepting the working result for 2 months, then it would be deemed that Party B has already delivered working result to Party A, and Party B shall have right transfer or sell the working result to third party.

4.	The Breach liabilities of Party B

(1)

. If Party B fails to conduct the research and development schedule according to schedule, Party B shall have right to request Party B to conduct the research and development schedule and adopt remedial measures. If Party B delays in conducting research and development schedule for 2 months, Party A shall have right to dismiss the Contract. Party B shall pay the 0.05% of the contract price as the penalty.

(2)

. If Party B fails to use the Technology Development Service Charges on the purpose of performance of the Contract, Party A shall have right to stop Party B and require him use the Technology Development Service Charges for the research and development. If suspension, postponement or failure of research and development work resulted from the misuse of the Technology Development Service Charges, Party B shall pay the 0.05% of the project total investment amount as the penalty and indemnify the losses, upon the notice of Party A, if Party fails to use the embezzled fees for the research and development work for 2 months, Party A shall have right to dismiss the Contract. Party B shall pay the penalty and indemnify losses caused to consignor.

5.	The Ownership of the Research and Development Result

Party B shall have patent application right and patent right of the research and development result, however

(1)	Party B shall allow Party A to use the patent at free, and Party A shall have priority to acquire the patent right at the same price when Party B transfer the patent right to third party.

(2)	Party B shall not transfer the technology result to third party before it is delivered to consignor.

6.	Confidentiality

During the valid term of the Contract, both parties shall undertake the confidentiality liability to information of one party that the other party knows during the performance of the Contract, which is not appropriate to disclose to any third party (“Confidential Information”). And after 1 year upon the expiration of the Contract, both parties shall continue to undertake the confidentiality liability,

During the term as agreed in the Article I, any party (“Discloser ”) shall not disclose any Confidential Information to third party, however, unless otherwise provided as follows:

(1)	The information required to be disclosed under laws, regulations, and security exchange rules or judicial institute requirements, however, the Discloser shall give notice to counterparty in advance;

(2)	The Confidential Information legally acquired from the third party by Discloser;

(3)	The Confidential Information becomes the information accessible to public.

7.	Miscellaneous

Party A shall be liable for payment of tax arising from the expenses of technology development, design and training, Party A shall pay the relevant tax to Party B when he pays the expenses of technology development, design and training, Party B shall withhold the tax for Party A after he receive the payment.

8.	The Undertaking of the Technology Risk

During the term of the Contract, if the technical difficulty arises, which renders the failure or partial failure of the research and development, Party B shall be liable for the losses therefrom.

Any party finds facts that might cause the failure or partial failure of the research and development, shall notify the other party to adopt the measures to reduce the losses. Where any party’s failure to notify the other party to take appropriate measures results in additional losses, the party shall be liable for the additional losses.

9.	Applicable Laws

The Contract is made by both parties according to Contract Law of Macao, and is signed in Macao, both parties enter into the Contract under equity negotiation, and free will, and shall comply with terms in the Contract, and both parties agree to comply with the arbitration and laws of Macao Special Administration Region.

Representative of Party A (authorized person): Keyan Yan

(Signed)

Signature: Keyan Yan (chop)

Place of Signature: Macao

Date of Signature: December 18, 2006

Representative of Party B (authorized person): Keyan Yan

 (signed and affixed with company chop)

Signature: Keyan Yan (chop)

Place of Signature: Macao

Date of Signature: December 18, 2006

Appendix 1

Accruement Form of the Technology Development and Service Charges

Item	Accrued Basis	Accrued Percentage

Products Development and	Management Consulting	90%
Design Fees	Fees

Clothing Sample Design	Management Consulting	5%
Fees	Fees

Employee Training Fees	Management Consulting	5%
	Fees

(The products development and design fees shall include license fees of trademark Kabiniao RMB 1 Million which is paid from Party A to France Cock (China) Limited, please find the details in the Trademark License Contract with contract No. 20051201001.)

Appendix 2

The Supplement Agreement to the Technology Development Service Contract (I).

Consignor (Party A): Hongri (Fujian) Sporting Goods Co., Ltd.

Service Provider (Party B): Roller Rome Limited.

Upon the friendly negotiation, both parties agree as following:

Party B agrees Party A to accrue the Technology Development and Service charges payable of year 2006 according to the 90% of the Party A’s total profits without paying tax in accounting statement of year 2006.

Representative of Party A (authorized person): Keyan Yan & Bizhen Chen

(Signed)

Signature: Keyan Yan (chop)

Date of Signature: December 28, 2006

Representative of Party A (authorized person): Keyan Yan & Bizhen Chen

 (signed)

Signature: Keyan Yan (chop)

Date of Signature: December 28, 2006

Appendix 3

The Supplement Agreement to the Technology Development Service Contract (II).

Consignor (Party A): Hongri (Fujian) Sporting Goods Co., Ltd.

Service Provider (Party B): Roller Rome Limited.

Upon the friendly negotiation, both parties agree as following:

Party B agrees Party A to accrue the Technology Development and Service charges payable of year 2007 according to the 90% of the Party A’s total profits without paying tax in accounting statement of year 2007.

Representative of Party A (authorized person): Keyan Yan & Bizhen Chen

(Signed)

Signature: Keyan Yan (chop)

Date of Signature: December 30, 2007

Representative of Party A (authorized person): Keyan Yan & Bizhen Chen

(signed)

Signature: Keyan Yan (chop)

Date of Signature: December 30, 2007

Appendix 4

The Supplement Agreement to the Technology Development Service Contract (III).

Consignor (Party A): Hongri (Fujian) Sporting Goods Co., Ltd.

Service Provider (Party B): Roller Rome Limited.

Upon the friendly negotiation, both parties agree as following:

Party B agrees Party A to pay the Technology Development and Service charges payable of year 2008 according to the 96% of the Party A’s total profits without paying tax in accounting statement of year 2008.

Representative of Party A (authorized person): Keyan Yan & Bizhen Chen

(Signed)

Signature: Keyan Yan (chop)

Date of Signature: December 30, 2008

Representative of Party A (authorized person): Keyan Yan & Bizhen Chen

 (signed)

Signature: Keyan Yan (chop)

Date of Signature: December 30, 2008

Appendix 5

The Supplement Agreement to the Technology Development Service Contract (III).

Consignor (Party A): Hongri (Fujian) Sporting Goods Co., Ltd.

Service Provider (Party B): Roller Rome Limited.

Upon the friendly negotiation, both parties agree as following:

Party B agrees Party A to pay the Technology Development and Service charges payable of year 2009 according to the 96% of the Party A’s total profits without paying tax in accounting statement of year 2009.

Representative of Party A (authorized person): Keyan Yan

(Signed and affixed with company chop)

Signature: Keyan Yan (chop)

Date of Signature: December 28, 2009

Representative of Party B (authorized person): Keyan Yan

(signed and affixed with company chop)

Signature: Keyan Yan (chop)

Date of Signature: December 28, 2009

Appendix 6

The Supplement Agreement to the Technology Development Service Contract (III).

Consignor (Party A): Hongri (Fujian) Sporting Goods Co., Ltd.

Service Provider (Party B): Roller Rome Limited.

Upon the friendly negotiation, both parties agree as following:

Party B agrees Party A to pay the Technology Development and Service charges payable of year 2010 according to the 96% of the Party A’s total profits without paying tax in accounting statement of year 2010.

Representative of Party A (authorized person): Keyan Yan

 (Signed and affixed with company chop)

Signature: Keyan Yan (chop)

Date of Signature: December 29, 2010

Representative of Party B (authorized person): Keyan Yan

(signed and affixed with company chop)

Signature: Keyan Yan (chop)

Date of Signature: December 29, 2010